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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 23, 2003
                                                          -------------


                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                                   0-18863                                  59-3392443
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     (State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
              incorporation)

1400 Marsh Landing Parkway, Suite 112, Jacksonville, Florida                                                             32250
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(Address of principal executive offices)                                                                            (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------


                   ------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of the Business Acquired

          None


     (b)  Pro Forma Financial Information

          None

     (c)  Exhibits.

     The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

     Exhibit 99.1 Press Release, dated July 23, 2003, with respect to the Registrant's anticipated revenues and earnings for the three month period ended June 30, 2003.

Item 9. Regulation FD Disclosure

     The information included in this section is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No.33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On July 23, 2003, Armor Holdings, Inc. (the "Registrant") announced its anticipated revenues and earnings before taxes from continuing operations for the three month period ended June 30, 2003. Actual financial results for such period, which are expected to be released on August 12, 2003, may differ. A copy of the press release announcing the Registrant's anticipated revenues and earnings for the three month period ended June 30, 2003 is attached hereto as
Exhibit 99.1.

     The earnings press release contains financial measures that are not in accordance with generally accepted accounting principles in the United States ("GAAP"). Non-recurring charges are presented in the earnings release because management believes it to be useful to investors to focus on the Registrant's continuing operations. Integration and other non-recurring charges are significantly influenced by the Registrant's acquisition program, may vary significantly from period to period and may not be indicative of the Registrant's ongoing operating expenses excluding acquisition related expenses. The non-GAAP financial measures described above should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP that are presented in the earnings release.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 23, 2003

                                          ARMOR HOLDINGS, INC.


                                       By: /s/ Robert R. Schiller
                                           ----------------------
                                           Name: Robert R. Schiller
                                           Title: Chief Operating Officer,
                                                  Chief Financial Officer
                                                  and Secretary




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                   ARMOR HOLDINGS, INC. ANNOUNCES ANTICIPATED
                      SECOND QUARTER REVENUES AND EARNINGS
                     BEFORE TAXES FROM CONTINUING OPERATIONS


JACKSONVILLE, FLORIDA (JULY 23, 2003) - ARMOR HOLDINGS, INC. (NYSE: AH), a leading manufacturer and distributor of security products and vehicle armor systems serving law enforcement, military, homeland defense and commercial markets, announced today anticipated revenues and earnings before taxes from continuing operations for the three-month period ended June 30, 2003. The Company will release its second quarter fiscal 2003 earnings following the closing of the stock market on Tuesday, August 12, 2003, and host its regularly scheduled conference call on Wednesday, August 13th at 8:30am (Eastern).

For the three-month period ended June 30, 2003, revenue from continuing operations is expected to increase 14.0% to approximately $81.7 million compared to $71.6 million reported for the three-month period ended June 30, 2002. Products Division revenue is expected to increase 14.6% to approximately $49.3 million for the three-month period ended June 30, 2003 compared to $43.1 million reported in the same period last year. Mobile Security Division revenue is expected to increase 13.2% to approximately $32.3 million for the three-month period ended June 30, 2003 compared to $28.5 million reported in the same period last year. Internal revenue growth from continuing operations is expected to be 10.8% for the Products Division and 3.5% for the Mobile Security Division.

"We are pleased with our second quarter revenue," said Robert R. Schiller, Chief Operating Officer and Chief Financial Officer of Armor Holdings. "The Products Division generated strong results in spite of a late release of the matching funds under the Bulletproof Vest Partnership Act and a challenging domestic economy. The Mobile Security Division experienced an increase in order volume at the conclusion of combat operations in Iraq. We believe the Company is well positioned for continued growth in the second half of 2003."

For the three-month period ended June 30, 2003, earnings before taxes from continuing operations are expected to decrease 29.5% to approximately $5.6 million compared to $7.9 million reported for the three-month period ended June 30, 2002. "PricewaterhouseCoopers LLP has yet to complete its review of our results; however, we believe that our pre-tax income from continuing operations prior to integration and other non-recurring charges is in line with our guidance and expectations," added Mr. Schiller.

Pre-tax income from continuing operations for the three-month period ended June 30, 2003, is expected to include non-recurring charges of $3.8 million, of which approximately $3.3 million ($2.1 million non-cash) is expected to be from severance charges related to the recent departure of the Company's former Chief Executive Officer, and the balance of $0.5 million represents merger and integration expense which is in line with the Company's expectations. Pre-tax income from continuing operations for the three-month period is also expected to include depreciation and amortization expenses of approximately $1.6 million.

ABOUT ARMOR HOLDINGS

Armor Holdings, included in FORBES magazine's list of "200 Best Small Companies" in 2002, and a member of the S&P Smallcap 600 Index, is a leading manufacturer of security products for law

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enforcement personnel around the world through its Armor Holdings Products division and is one of the world's largest and most experienced passenger vehicle armoring manufacturers through its Mobile Security division. Armor Holdings Products manufactures and sells a broad range of high quality branded law enforcement equipment. Such products include ballistic resistant vests and tactical armor, less-lethal munitions, safety holsters, batons, anti-riot products and a variety of crime scene related equipment, including narcotic identification kits. Armor Holdings Mobile Security, through its Commercial Products division, armors a variety of vehicles, including limousines, sedans, sport utility vehicles, and money transport vehicles, to protect against varying degrees of ballistic and blast threats. Through its Military Products division, it is the prime contractor to the U.S. Military for the supply of armoring and blast protection for High Mobility Multi-purpose Wheeled Vehicles, commonly known as HMMWVs.

Statements in this press release may be forward-looking. Actual events will be dependent upon factors and risks including, but not limited to, the Company's ability to: sell the ArmorGroup Services division on favorable terms; manufacture and market its core products; provide a variety of services to its customers on a global basis; respond to new laws and regulations; continue its strategy of growth by acquisition; manage the impact of foreign exchange; and manage general world wide security issues, economic conditions, uncertainties and risks, including those described from time to time in the Company's filings with the Securities and Exchange Commission, including, the Company's Registration Statement on Form S3, its 2002 Form 10K and its most recent Form 10Qs. The Company undertakes no obligation to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release.

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